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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 11, 2004


                                 INVESTNET, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                                      87-0650263
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(State or Other Jurisdiction of             (IRS Employer Identification Number)
        Incorporation)

                                    000-33097
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                            (Commission File Number)

900-789 West Pender Street, Vancouver, British Columbia V6C 1H2        110004
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         (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (604) 685-8182
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         As used in this report, "we", "us", "our", "Company" or "IVNE" refer to Investnet, Inc., a Nevada corporation.

         On November 11, 2004, we signed an Agreement for Sale of Stock (the "Agreement") with Leading Management Limited (the "buyer"). Pursuant to the Agreement, we agreed to sell our 97.6% ownership interest in the Company's majority owned subsidiary Advance Tech (Asia) Limited ("Advance Tech") to the Buyer.

         Buyer agreed to assume and pay, and to hold us harmless from liability on the Seller's obligation to Advance Tech, which has been shown on our balance sheet as an amount due to a related company. Also, with the transfer of our ownership interest in Advance Tech to the Buyer, the Buyer and Advance Tech, agreed to jointly and severally indemnify and hold the Company harmless from and against any and all bank loans, mortgages, borrowings, liabilities, obligations, damages, losses, deficiencies, costs, penalties, inter-company debts, interests and expenses (collectively "Liabilities") existing in or arising out the operations of Advance Tech on or before the date of the Agreement.

         In conjunction with Closing under the Agreement, Advance Tech shall execute necessary agreements to transfer ownership of its intellectual property rights in certain software products to us. Also in conjunction with Closing under the Agreement, in addition to transfer of our ownership interest in Advance Tech, we have also agreed to issue 10,000 shares of a newly created class of preferred stock. Holders of the preferred stock will have certain special voting rights, but in all other respects will have the same rights of our common stock.

         The Closing shall occur on November 23, 2004, or such earlier or later time as is mutually agreed upon by the Company and the Buyer.

         On November 11, 2003, we entered into an Acquisition Agreement with AGrade Limited, Advance Tech Asset Management Limited, Advance Tech (Asia) Limited and Ho Chun Lung Terence wherein the Company agreed to issue to the shareholders of Advance Tech Asset Management Limited 22,312,500 shares of its common stock in exchange for 97.6% of Advance Tech.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

              N/A

         (b) Pro Forma Financial Information.

              The pro forma consolidated financial information regarding the spin off of Advance Tech, which is required to be filed as part of this Current Report on Form 8-K is not currently available. Such financial information shall be filed by amendment to this report on Form 8-K.

         (c)  Exhibits.

              The Agreement of Sales of Stock signed between the Company and Leading Management Limited on November 11, 2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         INVESTNET, INC.
                                            (Registrant)






Date: November 17, 2004                  By: /s/ Terence Ho
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                                             INVESTNET, INC.
                                             Terence Ho, Chief Financial Officer